Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[*****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

EXECUTION VERSION

AMENDED AND RESTATED

PS SALES CONTRACT (FOAM)

BETWEEN

STYRON EUROPE GMBH

AND

DOW EUROPE GMBH

AMENDED AND RESTATED SALES CONTRACT (this “Contract”)

STYRON EUROPE GmbH (“Seller”) agrees to sell to DOW EUROPE GmbH (“Buyer”) and Buyer agrees to purchase from Seller the Product described in this Contract, according to the TERMS AND CONDITIONS set out below and in the attached GENERAL TERMS AND CONDITIONS (each of Buyer and Seller a “Party”, and collectively, the “Parties”), effective June 17, 2010 (“Effective Date”).

Product	PS680, PS641, PS646, PS640

Specification	See attached

Quantity	Estimated annual volume: 80Kt to 100Kt for foam grades Year 1: 100% of Buyer requirements estimated to be 80Kt

Every year thereafter based on an annual forecast due twenty (20) working days before the end of the calendar year to reflect the following percent of buyer’s needs:

Year 2: 80% of Buyer requirements for Product

Year 3: 70% of Buyer requirements for Product

Year 4: 70% of Buyer requirements for Product

Year 5: 60% of Buyer requirements for Product

For purposes hereof, “Buyer requirements” shall be limited to Buyer’s facilities at the following locations:

Kings Lynn, UK

Norrkoping, Sweden

Estarreja, Portugal

Correggio, Italy

Balaton, Hungary

Drussenheim, France

Rheinmunster, Germany

Schkopau (Dow Central Germany), Germany

Terneuzen, the Netherlands

Tessenderlo, Belgium (For the avoidance of doubt, Tessenderlo is currently not qualified to produce foam feedstock grades. However, Seller’s intent is to qualify STYRON 640 in Tessenderlo to ensure Buyer’s needs are covered during force majeure situations and/or during plant shutdowns for Schkopau. Upon qualification of product grade and its specifications, Tessenderlo will be an option for Seller to supply Buyer for the specific grades qualified.)

Period of Contract	Five (5) years from Effective Date

Shipment Minimum Per Year Method	Estimated volume as shown above Bulk Shipment

Price (subject to Section 6 of the General Terms and Conditions hereof)	A. European Domestic FDEU ICIS Average * (1- 17%) - €45/MT (Freight) plus actual freight. The FDEU ICIS Average will be adjusted on a monthly basis using the immediately preceding month average.

Where €45 fee represents an average freight cost for Polystyrene sellers in NWE and will be adjusted annually with inflation.

B. In order to ensure the Price remains reflective of a large volume

[*****]

Delivery Terms	DDP delivery points

Terms of Payment	[*****] days from date of invoice

Amendment and General Release	The PS Sales Contract (Foam), dated as of April 1, 2010, between Styron Europe GmbH and Dow Europe GmbH (the “Initial Contract”), is hereby amended and restated in its entirety and shall no longer be in force and effect. Each of the Parties hereto hereby irrevocably, unconditionally and completely releases and discharges the other Party hereto and its respective affiliates, directors, officers, employees, agents, successors and assigns from all current and future rights, claims, causes of action, liabilities and obligations arising under or relating to the Initial Contract, including, without limitation, all claims and payments due thereunder. This release shall be effective as of 11:59p.m. Eastern Daylight Time on June 16, 2010. The Parties hereto hereby agree and acknowledge that there are no payments or other obligations outstanding as of 11:59p.m. Eastern Daylight Time on June 16, 2010

pursuant to the Initial Contract

[SIGNATURE PAGE FOLLOWS]

This Contract shall come into effect when signed and returned by Buyer to Seller within thirty (30) days of the date of signature by Seller.

STYRON EUROPE GMBH		DOW EUROPE GMBH

BY:	/s/ Stephen Doktycz	BY:	/s/ Stephen Doktycz

NAME: Stephen Doktycz		NAME: Stephen Doktycz
TITLE: Authorized Representative		TITLE: Authorized Representative
Date Executed: June 17, 2010		Date Executed: June 17, 2010
STYRON EUROPE GMBH

BY:	/s/ Timothy King

NAME: Timothy King

TITLE: Authorized Representative

Date Executed: June 17, 2010

[Signature Page to Amended and Restated PS Sales Contract (Foam)]

GENERAL TERMS AND CONDITIONS

1.	Interpretation of Trade Terms

Trade terms shall be interpreted in accordance with lncoterms 2000. Title shall pass to Buyer at the same time as the risks of loss or damage under Incoterms 2000. If this Contract does not specify trade terms as defined in Incoterms 2000, title and risk of loss shall pass to Buyer upon delivery into the custody of the carrier.

2.	Seller’s Commitments

2.1	Seller undertakes that the Product will at the time of delivery meet Seller’s then current Sales Specifications. Seller will notify Buyer if Sales Specifications are changed. All descriptions, drawings, photographs, illustrations, performance and technical data, dimensions, weights and the like, contained in any promotional or technical literature issued by Seller are subject to variation without notice and are not designed to constitute Sales Specifications.

2.2	Seller will supply Buyer with current Material Safety Data Sheets (MSDS) regarding the Product.

2.3	Seller will convey the Product with good title, free from any lawful lien or encumbrance.

3.	Responsible Practices

3.1	Buyer will (i) familiarise itself with any product literature or information Seller provides under Seller’s product stewardship program, including MSDS, (ii) follow safe handling, use, selling, storage, transportation and disposal practices, including special practices as Buyer’s use of the Product requires and instruct its employees, contractors agents and customers in these practices and (iii) take appropriate action to avoid spills or other dangers to persons, property or the environment. If Buyer is in default of any of its commitments under this Section, Seller will provide Buyer with thirty (30) days to cure such default. If Buyer does not cure such default within the thirty (30) day period, Seller may suspend Product delivery without liability for thirty (30) days (“Suspension Period”). Upon the end of the Suspension Period, if Buyer has not cured such default, Seller may cancel this Contract on fifteen (15) days notice unless Buyer agrees to indemnify Seller for all losses caused by such failure to comply.

3.2	Notwithstanding the provisions of Section 5 hereof, Buyer will indemnify Seller for all claims, damages and related costs, including reasonable attorney fees, arising out of Buyer’s non-compliance with any of its commitments under Section 3.1 above.

4.	Patents/Trademarks

Seller warrants only that the manufacture of the Product covered by this Contract does not infringe any Letters Patent of the country of manufacture. Buyer assumes all responsibility for use of any design, trademark, trade name, or part thereof, appearing on the Product at Buyer’s request.

5.	Warranty/Liability

5.1	The commitments set out in Sections 2 and 4 above are Seller’s sole warranties in respect of the Product. ANY OTHER CONDITION OR WARRANTY AS TO THE QUALITY OF THE PRODUCT SUPPLIED UNDER THIS CONTRACT OR FITNESS FOR ANY PARTICULAR PURPOSE WHETHER ARISING UNDER STATUTE OR OTHERWISE, IS EXCLUDED.

5.2

Buyer shall inspect the Product supplied under this Contract immediately after delivery. If any of the supplied Product is rejected because of non-conformity to specifications, Buyer shall have the right to return it to Seller only after inspection by Seller and receipt of definite shipping instructions from Seller, such inspection to be made and instructions to be given by Seller within [*****] days after notice of rejection by Buyer. Either (1) failure to give written notice of any claim within [*****] days from the date of delivery, or (2) use of the

Product supplied under this Contract, constitutes an unqualified acceptance of such Product by Buyer and a waiver by Buyer of all claims in respect of such Product.

5.3	In the event of any liability by either Party whether arising from breach of contract or from statutes it is agreed that the maximum amount of damages recoverable shall be limited to the contract price for the Product with respect to which damages are claimed. In no event shall either Seller or Buyer be liable for indirect, consequential, special, punitive or exemplary damages in connection with or arising out of this Contract.

6.	Price and Terms

[*****]

7.	Schedule of Deliveries

Buyer shall schedule deliveries of the Product [*****]

8.	Ordering and Forecasting

For planning purposes, Buyer will place purchase orders for each the following month within ten (10) working days of the month for which the orders are placed and provide a non-binding forecast for the following two (2) months.

Upon termination of this Contract for any reason, Buyer will be obligated to purchase inventory Seller has built on Buyer’s behalf according to this forecast.

9.	Transportation

Where the price provides for absorption by Seller of any portion of the freight charges, or where Seller provides the transportation equipment at its cost, Seller shall have the right to select the means of transportation. Where the price provides for payment by Buyer of any portion of the freight charges, the freight charges will be those in effect at the date of shipment.

10.	Delivery Equipment

During the time that Seller’s delivery equipment is in the possession of Buyer, Buyer shall be liable to Seller for damages or destruction of such equipment attributable to Buyer. All repairs to equipment shall be made under the supervision or direction of Seller.

11.	Force Majeure

In the event of accident, mechanical breakdown of facilities, fire, flood, strike, labor trouble, riot, revolt, war, acts of governmental authority, acts of God, or contingencies beyond the reasonable control of the Party affected, interfering with the performance of this Contract, the quantity of Product provided for in this Contract shall be reduced by the amount so affected without liability, but this Contract shall otherwise remain unchanged The reasonable decision of the Party affected as to the quantities of Product affected shall be final and binding. The affected Party shall decide at its reasonable discretion on the quantities of Product affected and the allocation of the reduced quantities to be sold or purchased.

12.	Governmental Controls

[*****]. Seller and Buyer agree to address the impacts of such changes in regulatory conditions and attempt to negotiate new terms in good faith. In the event that Seller and Buyer are unable to agree upon how to address the impacts of changes in regulatory conditions within [*****] days after initiating such negotiations, then Buyer and Seller must elevate the negotiations to senior management of each Party. If senior management cannot reach agreement within [*****] days of elevation, then the pricing negotiation becomes a dispute arising under this Contract and is settled pursuant to Section 17 of the General Terms and Conditions hereof; provided, however, that during periods of such arbitration the existing price mechanism shall continue until the resolution of such arbitration. Fees and costs of the arbitrator shall be shared equally between Buyer and Seller. The decision by the arbitrator shall be the new price starting on the date the arbitrator issues such decision.

13.	Non-performance

13.1	If Buyer fails to make a payment under this Contract within [*****] days following notice by Seller that payment is due, Buyer shall be in default. Upon Buyer’s default Seller may, at its option and without further reminder, recall shipments, and/or decline to make further deliveries against this Contract, except for cash. If Buyer fails to make payment under this Contract following a [*****] day notice by Seller, then Seller may treat such failure to cure by Buyer as final refusal to accept further shipments and may cancel this Contract.

13.2	Seller reserves the right, without prejudice to Buyer’s liability to pay on the due date, to charge interest on any overdue balance of a rate equal to [*****]. Such right is in addition and without prejudice to any other rights Seller may have under this Contract.

13.3	If Buyer’s financial responsibility becomes unsatisfactory and Seller deems itself insecure (in each case in Seller’s commercially reasonable judgment), then Seller may, after [*****] day’s prior written notice to Buyer (which shall include the basis for such determination in reasonable detail), defer shipments, accelerate the due dates on all amounts, and/or require cash payments or other security.

14.	Assignment of Contract and/or Claims

This Contract may not be assigned by Seller by operation of law or otherwise without the express written consent of Buyer, which consent may only be withheld if assignee is determined by Buyer to be a competitor of Buyer or any of Buyer Affiliates’ businesses that are located at the sites subject to this Contract or if Buyer deems, in its reasonable discretion, that the assignee’s financial responsibility is unsatisfactory. Any assignment by Seller must include a prohibition on its assignee restricting any further assignment of this Contract without the consent of Buyer. Any attempted assignment without such consent from Buyer shall be null and void; provided, however, that either Party hereto shall be permitted to assign this Contract, in full or in part to any wholly owned Affiliate (including assigning some or all of Seller’s obligations hereunder, in which case such Affiliate may effect delivery of the Product and invoice Buyer directly). “Affiliate” means any subsidiary, legal entity, or joint venture in which a Party hereto directly or indirectly holds an ownership interest of at least 50%. This Contract may not be otherwise assigned by Buyer to any third party without the consent of Seller, except any assignment or partial assignment of this Contract does not require consent of Seller when such assignment is in connection with a sale, conveyance, disposition, divestiture, contribution to a joint venture by Buyer of, or a similar transaction, including a merger, consolidation, reorganization or other business combination involving Buyer and relating to, all or substantially all of the assets or properties of Buyer to which the subject matter of this Contract relates. Upon the assignment of this Contract and the express assumption by the assignee of the assigned obligations of Buyer under this Contract through the execution of an assignment and assumption agreement, Buyer shall be released from all obligations and liabilities under this Contract. In addition, both Buyer and Seller may assign their respective claims under this Contract to third parties. Agreed quantifies and other terms shall not be affected by an assignment.

15.	Non-waiver

Failure to exercise any rights under this Contract upon any occasion shall not waive the right to exercise the same on another occasion.

16.	Severability of Provisions

Should any provision of this Contract be held invalid or unenforceable, the validity and enforceability of the remaining provisions shall not be affected. Any invalid or unenforceable provision shall be replaced with a new provision which will allow the Parties to this Contract to achieve the intended economic result in a legally valid and effective manner.

17.	Applicable Law

This Contract shall be governed by and construed in accordance with the laws of Switzerland.

The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to this Contract. All disputes arising under this Contract shall be finally settled under the rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules Arbitration shall take place in Zurich, Switzerland. The language of the arbitration shall be English.

18.	Controlling Terms & Amendments

By ordering any of the Product detailed in this Contract, Buyer agrees to all the terms and conditions contained on both sides of this document which override any additional or different terms or conditions included in Buyer’s purchase order or referred to by Buyer. Any amendments or additions to this Contract shall be valid only if in writing and signed by both Parties.

19.	No Set-off

Regardless of any other rights under any other agreements or mandatory provisions of law, neither Seller nor Buyer shall have the right to set-off any amounts due and payable under this Contract, whether contingent or otherwise, against any amount owed by such Party to the other Party, whether under this Contract or otherwise.

Author: GPDIS SYSTEM

THE DOW CHEMICAL COMPANY SALES SPECIFICATION NOT FOR CUSTOMER USE	Page: 1

Date Printed: 22 FEB 2010

SPECIFIED MATERIAL: 00030829-S	QAC: 369	Effective: 22 MAY 2007

Supersedes: 05 JAN 2004

NAME: Polystyrene 680E Foam Feedstock

MATERIAL DESCRIPTION:

Color: clear

Odor: odorless

Appearance/Physical State: granules

TEST REQUIREMENTS

TEST ITEM AND CONDITION	LIMIT	UNIT	METHOD	N

MFR, 200C/5.0kg, per 10min	[*****]	g	ASTM D1238	1

Vicat, 10N, 120C/h	[*****]	degC	ASTM D1525

TEST REQUIREMENTS NOTES:

1.	Melt Flow Rate should be measured “hot” from the train, or conditioned a minimum of two hours, at 80 degC, before analysis.

EXTERNAL NOTES

1.	Available in granulation 7.

REVISION NOTES

22 MAY 2007 U921148

Per SDT STY07C003:

05 JAN 2004 U918910

SMCs were combined

14 OCT 2003 U915588

Specification-S has been transferred to SMC 32414 for SMC collapse as requested by M. Gladu. This specification is being activated and discontinued to archive the collapse process only.

08 FEB 2001 U064726

Revised to reformat for migration into RM-QSS.

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10

THE DOW CHEMICAL COMPANY SALES SPECIFICATION NOT FOR CUSTOMER USE	Page: 2

SPECIFIED MATERIAL: 00030829-S	Effective: 22 MAY 2007

NAME: Polystyrene 680E Foam Feedstock

REVISION NOTES (CONTINUED)

13 JUL 1999 U064726

Revised to add BSL as a qualified producer and to add methods without dates in the Test Requirement section.

23 DEC 1997 U723896

Converted from QAIS to GPDIS.

SALES SPECIFICATION APPROVAL

NAME	USER ID	RESPONSIBLE	FUNCTION DATE

WHITMORE, PETER	U761870	PD	22 MAY 2007

POLDERMAN, CHRIS C	U723896	QSA	22 MAY 2007

LOZIER, ALMA M	U921148	QSA	22 MAY 2007

HOVERMAN JR, DANIEL L	U814792	QSS	22 MAY 2007

* * * * DOW CONFIDENTIAL * * * *	Last Page

11

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7977688617118016817318386687779

THE DOW CHEMICAL COMPANY SALES SPECIFICATION NOT FOR CUSTOMER USE	Page: 1

Date Printed: 22 FEB 2010

SPECIFIED MATERIAL: 00128352-S	QAC: 369	Effective: 25 AUG 2008

Supersedes: 22 MAY 2007

NAME: Polystyrene 646 Foam Feedstock

MATERIAL DESCRIPTION:

Color: colorless

Odor: odorless

Appearance/Physical State: granules

TEST REQUIREMENTS

TEST ITEM AND CONDITION	LIMIT	UNIT	METHOD	N

MFR, 200C/5.0kg, per 10min	[*****]	g	ASTM D1238	1

Vicat, 10N, 120C/h	[*****]	degC	ASTM D1525

TEST REQUIREMENTS NOTES:

1.	Melt Flow Rate should be measured “hot” from the train, or conditioned a minimum of two hours, at 80degC, before analysis.

REVISION NOTES

25 AUG 2008 U921148

Per SDT STYEU08H001, updated MFR from 25-31 to 28-34.

22 MAY 2007 U921148

Per SDT STY07C003:

Color changed from “clear” to “colorless”.

Appearance changed from “solid” to “granules”.

Added MFR note.

08 OCT 2002 U918910

Sales spec created for QSS

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13

THE DOW CHEMICAL COMPANY SALES SPECIFICATION NOT FOR CUSTOMER USE	Page: 2

SPECIFIED MATERIAL: 00128352-S	Effective: 25 AUG 2008

NAME: Polystyrene 646 Foam Feedstock

SALES SPECIFICATION APPROVAL

NAME	USER ID	RESPONSIBLE	FUNCTION DATE

WHITMORE, PETER	U761870	PD	25 AUG 2008

POLDERMAN, CHRIS C	U723896	RM-QSS	25 AUG 2008

LOZIER, ALMA M	U921148	QSA	25 AUG 2008

HOVERMAN JR, DANIEL L	U814792	QSS	25 AUG 2008

* * * * DOW CONFIDENTIAL * * * *	Last Page

14

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7977688617118016817318386687779

Author: GPDIS SYSTEM

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 1

Date Printed: 27 JAN 2010

SPECIFIED MATERIAL: 00051386-P	QAC: 369	Effective: 24 NOV 2008

Supersedes: 22 JUL 2008

NAME: Polystyrene 641 Foam Feedstock

MATERIAL DESCRIPTION:

Color: colorless

Odor: odorless

Appearance/Physical State: granules

Description Note:

A GENERAL PURPOSE POLYSTYRENE FOR USE AS STYROFOAM (R) FEEDSTOCK

QUALIFIED LOCATIONS:

EUROPE:

DCG - SCHKOPAU

TEST REQUIREMENTS

TEST ITEM AND CONDITION	LIMIT	UNIT	METHOD	N

MFR, 200C/5.0kg, per 10min	[*****]	g	ASTM D1238	1
35 Aim

Molecular Weight, Mz	[*****]		DOWM 101551
390000 Aim

Molecular Weight Fraction >1MM	[*****]	%	DOWM 101551
0.7 Nom

Molecular Weight, Mw/Mn	[*****]		DOWM 101551
4.6 Nom

Molecular Weight Mn	[*****]		DOWM 101551

Molecular Weight Mw	[*****]		DOWM 101551
165000 Aim

Zinc Stearate	[*****]	ppm	DOWM 101840	2

Mineral Oil	[*****]	%	DOWM 102171

Contamination	[*****]	mm2/kg	DOWM 102273	3

Granulation	[*****]		ASTM D1921	4

Vicat, 10N, 120C/h	[*****]	degC	ASTM D1525

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16

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 2

SPECIFIED MATERIAL: 00051386-P	Effective: 24 NOV 2008

NAME: Polystyrene 641 Foam Feedstock

TEST REQUIREMENTS (CONTINUED)

TEST ITEM AND CONDITION	LIMIT	UNIT	METHOD	N

Resid Styrene	[*****]	ppm	DOWM 101953	5

Resid Ethylbenzene	[*****]	ppm	DOWM 101953	6

Resid Dimer	[*****]	ppm	DOWM 100264

Resid Trimer	[*****]	ppm	DOWM 100264

Color b*	[*****]		DOWM 100540

Rubber Content	[*****]	ppm	SP 29	7

TEST REQUIREMENTS NOTES:

1.	Melt Flow Rate should be measured “hot” from the train, or conditioned a minimum of two hours, at 80degC, before analysis.

2.	X-ray.

3.	Method SP 27 may be used as back-up method. Limits would be 0.1 mm2 max for 4 wafers.

4.	More information and requirements on granulation size can be found in “Quality L3B—Granulation Specifications” document. The granulation thru #16 may exceed documented limits in this product.

5.	Alternate method DOWM 100264 may be used with same limits.

6.	Alternate method DOWM 100264 may be used with same limits.

7.	Rubber is residual from transition from HIPS production.

RAW MATERIAL

Effective: 17 MAY 2007
Supersedes: 23 JUN 2003

RAW MATERIAL	AMOUNT	UNIT	RM SPEC	DR#/CAS#	N
Styrene Monomer 80 4-T			00081356-R001	0000100-42-5
Ethylbenzene			00029871-R002	0000100-41-4

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THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 3

SPECIFIED MATERIAL: 00051386-P	Effective: 24 NOV 2008

NAME: Polystyrene 641 Foam Feedstock

RAW MATERIAL (CONTINUED)

RAW MATERIAL	AMOUNT	UNIT	RM SPEC	DR#/CAS#	N
normal-Dodecyl Mercaptan	[*****]	ppm	00056754-R003	0000112-55-0	1

White Mineral Oil, High Viscosity (450+ Saybolt Viscosity)	[*****]	ppm	00011217-R001	0008042-47-5	2

OR

White Mineral Oil, Medium Viscosity (310-415 Saybolt Viscosity)	[*****]	ppm	00093248-R002	0000059-02-9	3
			0008042-47-5

OR

White Mineral Oil, 340-500 Viscosity	[*****]	ppm	00093244-R006	0008042-47-5	4

Zinc Stearate, Heat Stable	[*****]	ppm	00028573-R007	0000557-05-1

l,l-Bis(tert-butylperoxycyc-lohexane) 50 pct Solution in White Mineral Oil	[*****]	ppm	00014644-R001	0000108-94-1	5
	[*****]		0003006-86-8
			0008042-47-5

RAW MATERIAL NOTES:

1.	N-dodecyl mercaptan (NDM) may be added to both feed and reactor for both catalytic profiles and for thermal profiles in order to limit and control MW properties.

Material balance method.

2.	Mineral Oil is used as seal liquid on the reactor agitator shaft (max 0.05 % wt).

3.	When plant is using oils from this specification, they must comply with the “Use of Medium Viscosity Mineral Oil Guidelines”. Mineral Oil is used as seal liquid on the reactor agitator shaft (max 0.05 % wt).

4.	When plant is using oils from this specification, they must comply with the “Use of Medium Viscosity Mineral Oil Guidelines”. Mineral Oil is used as seal liquid on the reactor agitator shaft (max 0.05 % wt).

5.	This is a catalytic initiated polymer. Active portion of the initiator to be present in the feed at a maximum level of 0.035%.

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18

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 4

SPECIFIED MATERIAL: 00051386-P	Effective: 24 NOV 2008

NAME: Polystyrene 641 Foam Feedstock

RAW MATERIAL (CONTINUED)

RAW MATERIAL SECTION NOTE:

Consolidated zinc stearate specs to 28573-R007.

COMPOSITION

Effective: 22 JUL 2008
Supersedes: 18 MAY 2007

COMPONENT	PT	AMOUNT	UNIT	DR#/CAS#	N

Styrene Dimer		[*****]	ppm	0025247-68-1

Styrene Trimer		[*****]	ppm	0028213-80-1

Styrene		[*****]	ppm	0000100-42-5

Benzene, Ethyl-		[*****]	ppm	0000100-41-4

Propylbenzene		[*****]	ppm	0000103-65-1

Isopropylbenzene		[*****]	ppm	0000098-82-8

Polystyrene		[*****]	% wt	0009003-53-6

White Mineral Oil (Petroleum)		[*****]	% wt	0008042-47-5

Stearic Acid, Zinc Salt		[*****]	ppm	0000557-05-1

Xylene		[*****]	ppm	0001330-20-7

INTERNAL NOTES

1.	Minimum test frequency requirements are defined by the business document “Quality L3B - Test Frequencies Policy”.

2.	Granulation 7.

3.	Blue tone may not be added to this grade.

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19

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 5

SPECIFIED MATERIAL: 00051386-P	Effective: 24 NOV 2008

NAME: Polystyrene 641 Foam Feedstock

REVISION NOTES

14 JUL 2009 U434042

Updated Zinc Stearate test method from DOWM 101094 to DOWM 101840.

“b” activation.

24 NOV 2008 U434042

Per e-mail notification updated Contamination test method from SP 93 to

DOWM 102273 and updated Rubber Content test method from Visual to SP 29.

22 JUL 2008 U921148

Per SDT STYEU08G003, updated Resid Ethylbenzene test item and Ethylbenzene component from 200 to 300 max.

18 MAY 2007 U921148

Per SDT STY07C003:

Color changed from “clear” to “colorless”.

Appearance changed from “solid, polymer” to “granules”.

Removed Penarth, England as Qualified Location.

Updated test requirement section:

•	added MFR note

•	Molecular Weight, Mz test method from DOWM 100126(86) to DOWM 101551

•	Molecular Weight Fracion changed to Molecular Weight Fraction >1MM and test method from DOWM 100126(86) to DOWM 101551

•	Molecular Weight Mw from 150000-170000; aim 160000 to 155000-175000; aim 165000

•	Mineral Oil test method from TNV-AM-81-7 to DOWM 102171

•	deleted Contamination, per 4 wafers and added Contamination item

•	Granulation test method from ASTM D1921-89 to ASTM D1921

•	deleted Resid Styrene & EB item

•	added “Resid Styrene” and “Resid Ethylbenzene” items

•	deleted Styrene Oligomers (Dimers & Trimers) item

•	added “Resid Dimer” and “Resid Trimer” items

•	added Rubber Content item.

Updated raw material section:

•	White Mineral Oils, SMCs 11217-R001 & 93244-R006, from 0.15 % wt to 1500 ppm and added notes

•	added alternate White Mineral Oil, SMC 93248-R002 and note

•	consolidated zinc stearate specification to 28573-R007 from 94885-R004

Updated composition section:

•	deleted Styrene & Ethylbenzene component

•	added “Styrene” and “Ethylbenzene” components

•	deleted Oligomers of Styrene and Ethylene/Styrene component

•	added “Styrene Dimer” and “Styrene Trimer” components

•	Polystyrene from 99.85 nom to 98.43 min.

Added spec internal note re test frequency requirements.

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20

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 6

SPECIFIED MATERIAL: 00051386-P	Effective: 24 NOV 2008

NAME: Polystyrene 641 Foam Feedstock

REVISION NOTES (CONTINUED)

07 MAY 2003 U918910

Corrected Mw/Mn to 4.2-4.9, 4.6 nom per the spec review.

06 MAY 2003 U918910

Updated to change Mw, Mz, Mw/Mn and fraction per the spec review

01 MAY 2003 U918910

Updated to remove 2-SEM 50 as a possible Raw material. R&D, EOT and global supply chain director confirmed we do not intend to use it again

26 MAR 2003 U238865

Consolidated Mineral Oil Raw Material Specs to 11217-R001.

24 FEB 2003 U730231

Added test requirement color b* test method DOWM 100540 Nom. 0.5

03 JUL 2002 U918910

Updated to add BSL as a qualified location, and to change Mw max from 163,000, VICAT min from 103 and remove the Mw/Mn note

18 APR 2002 U918910

Modified to change MFR from 31-41 aim 36 to 31-39 aim 35, Mz decreased from 410,000 to 400,000 aim, removed Mw/Mn, added this as a historical note on Mn, for which the range was removed and the aim was changed from 43000 to 38000 nom. Changed fraction range from 0.7-1.1 to 0.5 min, 0.7 nom. Removed color, mercaptan and die swell from the test section. Mw max changed from 159000 to 163000 and aim from 152000 to 154000. RM section was updated with ranges for mercaptan, mineral oil and zinc stearate. Composition section corrected for Mineral oil

06 JUL 2001 U706381

Changes to make the specification suitable in order to run at lower FPH

•	Styrene oligomers (Dimers & Trimers) is 1.3 % Max

29 JUN 2001 U706381

Changes to make the specification suitable in order to run at lower FPH

Total residual level Styrene + Ethylbenzene is 900 ppm

02 APR 2001 U706381

Revised to reformat for migration into RM-QSS.

16 DEC 1998 U706381

2-SEM included as raw material. Specification re-designed at the request of the Styrofoam business for the production of thick board.

See spreadsheet supplied by M. Rego (E-mail 23 Nov. 1998)

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

21

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 7

SPECIFIED MATERIAL: 00051386-P NAME: Polystyrene 641 Foam Feedstock	Effective: 24 NOV 2008

REVISION NOTES (CONTINUED)

14 JAN 1998 U723896

Converted from QAIS to GPDIS.

PRODUCTION SPECIFICATION APPROVAL

NAME	USER ID	RESPONSIBLE	FUNCTION DATE

REIFERT, ULRICH R	U776480	QC	14 JUL 2009

STILLER, HARTMUT S	U777119	PS EU	14 JUL 2009

POLDERMAN, CHRIS C	U723896	LIMS	14 JUL 2009

LAURENT, LOIS M	U434042	QSA	14 JUL 2009

HOVERMAN JR, DANIEL L	U814792	QSS	14 JUL 2009

THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.

* * * * DOW CONFIDENTIAL * * * *	Last Page

22

This is a system message, generated by P2114BRA 10/01/27 11:59:16 Please do not reply to this message directly. The mailbox where this message was sent from is not actively monitored.

P2114BRA 10/01/27 11:59:16

7977688617118016817318386687779

Author: GPDIS SYSTEM

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 1

Date Printed: 21 JAN 2010

SPECIFIED MATERIAL: 00051387-P	QAC: 369	Effective: 16 DEC 2009
Supersedes: 30 JUL 2009

NAME: Polystyrene 640 Foam Feedstock

MATERIAL DESCRIPTION:

Color: colorless

Odor: odorless

Appearance/Physical State: granules

Description Note:

A GENERAL PURPOSE POLYSTYRENE FOR USE AS STYROFOAM (R) FEEDSTOCK

QUALIFIED LOCATIONS:

EUROPE:

DCG - SCHKOPAU

TEST REQUIREMENTS

TEST ITEM AND CONDITION	LIMIT	UNIT	METHOD	N

MFR, 200C/5.0kg, per 10min	[*****]	g	ASTM D1238	1
37 Aim

Vicat, 10N, 120C/h	[*****]	degC	ASTM D1525
104 Nom

Molecular Weight Mw	[*****]		DOWM 101551
143000 Aim

Molecular Weight, Mz	[*****]		DOWM 101551
320000 Aim

Molecular Weight Mn	[*****]		DOWM 101551

Molecular Weight Fraction >1MM	[*****]	%	DOWM 101551

Zinc Stearate	[*****]	ppm	DOWM 101840

Mineral Oil	[*****]	ppm	DOWM 102171	2

Resid Styrene	[*****]	ppm	DOWM 101953	3

Resid Ethylbenzene	[*****]	ppm	DOWM 101953	4

Resid Dimer	[*****]	ppm	DOWM 100264	5

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

24

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 2

SPECIFIED MATERIAL: 00051387-P NAME: Polystyrene 640 Foam Feedstock	Effective: 16 DEC 2009

TEST REQUIREMENTS (CONTINUED)

TEST ITEM AND CONDITION	LIMIT	UNIT	METHOD	N

Resid Trimer	[*****]	ppm	DOWM 100264

Contamination	[*****]	mm2/kg	DOWM 102273	6

Granulation	[*****]		ASTM D1921	7

Color b*	[*****]		DOWM 100540

Rubber Content	[*****]	ppm	SP 29	8

TEST REQUIREMENTS NOTES:

1.	Melt Flow Rate should be measured “hot” from the train, or conditioned a minimum of two hours, at 80degC, before analysis.

2.	Aim value ‘zero’ only applies for thermal production.

In case of catalytic production aim value is 500 ppm.

3.	Alternate method DOWM 100264 may be used with same limits.

4.	Alternate method DOWM 100264 may be used with same limits.

5.	The oligomer content (Dimers/Trimers) may be achieved either by the use of catalyst or by the use of recycle distillation and partial condensor operation.

6.	Method SP 27 may be used as back-up method. Limits would be 0.1 mm2 max for 4 wafers.

7.	More information and requirements on granulation size can be found in “Quality L3B - Granulation Specifications” document. The granulation thru #16 may exceed documented limits in this product.

8.	Rubber is residual from transition from HIPS production.

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

25

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 3

SPECIFIED MATERIAL: 00051387-P NAME: Polystyrene 640 Foam Feedstock	Effective: 16 DEC 2009

RAW MATERIAL

Effective: 17 MAY 2007
Supersedes: 03 MAY 2006

RAW MATERIAL	AMOUNT	UNIT	RM SPEC	DR#/CAS#	N

Styrene Monomer 80 4-T			00081356-R001	0000100-42-5

Ethylbenzene			00029871-R002	0000100-41-4

normal-Dodecyl Mercaptan	[*****]	ppm	00056754-R003	0000112-55-0	1

White Mineral Oil, High Viscosity (450+ Saybolt Viscosity)	[*****]	ppm	00011217-R001	0008042-47-5	2

OR

White Mineral Oil, 340-500 Viscosity	[*****]	ppm	00093244-R006	0008042-47-5	3

OR

White Mineral Oil, Medium Viscosity (310-415 Saybolt Viscosity)	[*****]	ppm	00093248-R002 0008042-47-5	0000059-02-9	4

Zinc Stearate, Heat Stable	[*****]	ppm	00028573-R007	0000557-05-1

l, l-Bis(tert-butylperoxycyc-lohexane) 50 pct Solution in White Mineral Oil	[*****]	ppm	00014644-R001 0003006-86-8 0008042-47-5	0000108-94-1	5

Polyether Poly-t-butylperoxy Carbonate 50% in Ethylbenzene	[*****]	ppm	00148408-R001	0000100-41-4	6

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

26

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 4

SPECIFIED MATERIAL: 00051387-P NAME: Polystyrene 640 Foam Feedstock	Effective: 16 DEC 2009

RAW MATERIAL (CONTINUED)

RAW MATERIAL NOTES:

1.	N-dodecyl mercaptan (NDM) may be added to both feed and reactor for both catalytic profiles and for thermal profiles in order to limit and control MW properties.

Material balance method.

2.	Mineral Oil is used as seal liquid on the reactor agitator shaft (max 0.05 % wt).

3.	When plant is using oils from this specification, they must comply with the “Use of Medium Viscosity Mineral Oil Guidelines”. Mineral Oil is used as seal liquid on the reactor agitator shaft (max 0.05 % wt).

4.	When plant is using oils from this specification, they must comply with the “Use of Medium Viscosity Mineral Oil Guidelines”. Mineral Oil is used as seal liquid on the reactor agitator shaft (max 0.05 % wt).

5.	This is a catalytic initiated polymer. Active portion of the initiator to be present in the feed at a maximum level of 0.035%.

6.	This is a tetrafunctional initiator JWEB50 that, when used, will be present in combination with DP 275 at a maximum total initiator level of 0.050%. The combination initiator package is an alternative to straight DP 275. This note applies to the combination initiator package. If straight DP 275 is used, Note 2 applies. Material balance method.

COMPOSITION

Effective: 22 JUL 2008
Supersedes: 17 MAY 2007

COMPONENT	P T	AMOUNT	UNIT	DR#/CAS#	N

Styrene Dimer		[*****]	ppm	0025247-68-1
[*****]

Styrene Trimer		[*****]	ppm	0028213-80-1
[*****]

Styrene		[*****]	ppm	0000100-42-5

Benzene, Ethyl-		[*****]	ppm	0000100-41-4

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

27

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 5

SPECIFIED MATERIAL: 00051387-P	Effective: 16 DEC 2009

NAME: Polystyrene 640 Foam Feedstock

COMPOSITION (CONTINUED)

COMPONENT	PT	AMOUNT	UNIT	DR#/CAS#	N

Propylbenzene		[*****]	ppm	0000103-65-1

Isopropylbenzene		[*****]	ppm	0000098-82-8

Polystyrene		[*****]	% wt	0009003-53-6

White Mineral Oil (Petroleum)		[*****]	% wt	0008042-47-5

Stearic Acid, Zinc Salt		[*****]	ppm	0000557-05-1

Xylene		[*****]	ppm	0001330-20-7

INTERNAL NOTES

1.	Minimum test frequency requirements are defined by the business document “Quality L3B - Test Frequencies Policy”.

2.	Granulation 7.

3.	Blue tone may not be added to this grade.

4.	Following notes refer to the composition section:

•	This resin is not for food applications.

•	This resin is only for foam grades.

REVISION NOTES

16 DEC 2009 U434042

At QAC’s request, removed Bilbao as qualified location.

30 JUL 2009 U434042

Per e-mail notification, added range of 101 - 108 and updated nominal to 104.

14 JUL 2009 U434042

Updated Zinc Stearate test method from DOWM 101094 to DOWM 101840.

“b” activation.

10 JUN 2009 U434042

Per e-mail request, standardized Schkopau qualified location as:

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28

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 6

SPECIFIED MATERIAL: 00051387-P	Effective: 16 DEC 2009

NAME: Polystyrene 640 Foam Feedstock

REVISION NOTES (CONTINUED)

DCG Schkopau

“B” activation.

24 NOV 2008 U434042

Per e-mail notification updated Contamination test method from SP 93 to DOWM 102273 and updated Rubber Content from Visual to SP 29.

22 JUL 2008 U921148

Per SDT STYEU08G003:

•	removed Lavrion, Greece as Qualified Location

•	updated Resid Ethylbenzene test item and Ethylbenzene component from 200 to 300 max.

17 MAY 2007 U921148

Per SDT STY07C003, updated test requirement section:

•	added MFR note

•	Molecular Weight Mw from 133000-147000; aim 140000 to 136000-150000; aim 143000

•	Mineral Oil test method from DOWM 101555 to DOWM 102171

•	deleted Resid Styrene & EB item

•	added “Resid Styrene” and “Resid Ethylbenzene” items

•	deleted Styrene Oligomers (Dimers & Trimers) item

•	added “Resid Dimer” and “Resid Trimer” items

•	added Rubber Content.

Updated raw material section:

•	normal-Dodecyl Mercaptan from 1500 to 3500 max

•	updated RM section notes.

Updated composition section:

•	Styrene Dimer from 1000 to 1500 max

•	Styrene Trimer from 10000 to 11500 max

•	Polystyrene from 99.85 nom to 98.43 min

•	Styrene & Ethylbenzene component included as 2 separate components.

Added spec internal note re test frequency requirements.

03 MAY 2006 U921148

Per SDT POL06C003:

Removed Penarth, England as qualified location.

Updated test requirement section:

•	Mineral Oil test method changed from TNV-AM-81-7 to DOWM 101555

•	Contamination, per 4 wafers item deleted

•	notes and approval list updated.

Updated raw material section:

•	added White Mineral Oil, 340-410 Viscosity

•	added Polyether Poly-t-butylperoxy Carbonate 50% in Ethylbenzene

•	added 1,1-Bis… 350 ppm max amount.

Updated composition section:

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

29

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 7

SPECIFIED MATERIAL: 00051387-P	Effective: 16 DEC 2009

NAME: Polystyrene 640 Foam Feedstock

REVISION NOTES (CONTINUED)

•	Styrene Trimer unit changed from part to ppm.

Updated notes and approval list.

26 MAR 2003 U238865

Consolidated Mineral Oil Raw Material Specs to 11217-R001.

29 JAN 2003 U730231

Added Test Requirement Color b* Test Method DOWM 100540 Nom. 0.5

09 JUL 2002 U918910

Added alternate contamination method, added dimer and trimer to composition, added max values to RM section for mineral oil, zinc, mercaptan

13 FEB 2002 U918910

Updated to correct a typo (Mw fraction > 1MM should have been 0.1 min and to remove the color spec per the quality network spec review

25 OCT 2001 U706381

Revised to correct revision notes of 24 oct. 2001:

Revised according the spec. review of 17-10-01 file: “XZ 94007.40 Oct 17 2001 Spec Review.doc” on Quality webpage.

24 OCT 2001 U706381

Revised according the spec. review of 17-10-01 file:”RPS Europe All HIPS Oct. 2001.doc on Quality webpage.

31 AUG 2001 U918910

Updated to add A. Melisseidis to approvers

30 AUG 2001 U918910

UPDATED TO ADD LAVRION AS A QUALIFIED LOCATION

30 JUL 2001 U918910

Revised to add Bilbao as a qualified producing location

09 JUL 2001 U706381

Revised to produce MFR and Mz values that the Styrofoam business understands provides the best balance of productivity and density. MFR aim 37 (initial request was 40, but Styron will be producing 37 to minimize dust generation) and Mz aim 320000 amu. Oligomer content, Mn and molecular weight distribution become reference properties.

30 MAR 2001 U706381

Revised to reformat for migration into RM-QSS and to add BSL as a qualified location.

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

30

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 8

SPECIFIED MATERIAL: 00051387-P	Effective: 16 DEC 2009

NAME: Polystyrene 640 Foam Feedstock

REVISION NOTES (CONTINUED)

19 SEP 2000 U706381

Changes to reflect current practice at Barry from review meeting May 2000

1) Mz was 310000-350000, 330000 aim; now 280000-320000, 300000 aim

2) Die swell was 3.05-3.40, 3.15 aim; now 3.05-3.2, 3.1 aim

11 JAN 1999 U706381

30 Dec 1998 U706381

Mz in production spec. adjusted; see also e-mail Manu Rego 9 Dec. 1998

06 OCT 1998 U706381

25 Sept. 1998

Production spec. adjusted after evaluation of production trails.

(E-mail M. Rego - 25 Sept. 1998; E-mail Chau Vo - 28 Sept. 1998)

07 MAY 1998 U723896

07 May 1998:

Mistakes in Test requirements corrected by A. Schanssema/M. Rego.

25 Mar 1998:

2-SEM introduced in raw material for the production of this resin.

17 APR 1998 U720749

raw material notes added

14 JAN 1998 U762972

Converted from QAIS to GPDIS.

PRODUCTION SPECIFICATION APPROVAL

NAME	USER ID	RESPONSIBLE	FUNCTION DATE

REIFERT, ULRICH R	U776480	QC	16 DEC 2009

STILLER, HARTMUT S	U777119	PS EU	16 DEC 2009

POLDERMAN, CHRIS C	U723896	LIMS	16 DEC 2009

LAURENT, LOIS M	U434042	QSA	16 DEC 2009

HOVERMAN JR, DANIEL L	U814792	QSS	16 DEC 2009

* * * * DOW CONFIDENTIAL * * * *	Continued on Next Page

31

THE DOW CHEMICAL COMPANY PRODUCTION SPECIFICATION	Page: 9

SPECIFIED MATERIAL: 00051387-P	Effective: 16 DEC 2009

NAME: Polystyrene 640 Foam Feedstock

THIS PRODUCT IS SHIPPED IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS REGARDING CLASSIFICATION, PACKAGING, SHIPPING AND LABELING.

* * * * DOW CONFIDENTIAL * * * *	Last Page

32

This is a system message, generated by P2114BRA 10/01/21 07:31:18 Please do not reply to this message directly. The mailbox where this message was sent from is not actively monitored.

P2114BRA 10/01/21 07:31:18

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